LEHMAN BROTHERS                                                                              MORTGAGE BACKED SECURITIES

$1,001,827,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-WF1 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

To 10% Call
Class	Approximate Size ($)	Coupon/ Benchmark	Est. WAL(1) (yrs.)	Payment Window(1) (mos.)	Initial C/E (2) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A1(3)	401,811,000	1 M LIBOR	0.93	1-20	16.35%	TBD	1/25/2035	AAA/Aaa/AAA
A2(3)	365,759,000	1 M LIBOR	3.00	20-75	16.35%	TBD	1/25/2035	AAA/Aaa/AAA
A3(3)	74,670,000	1 M LIBOR	6.64	75-80	16.35%	TBD	1/25/2035	AAA/Aaa/AAA
M1	47,826,000	1 M LIBOR	4.64	41-80	11.60%	TBD	1/25/2035	AA+/Aa1/AA+
M2	33,226,000	1 M LIBOR	4.55	40-80	8.30%	TBD	1/25/2035	AA/Aa2/AA
M3	10,572,000	1 M LIBOR	4.51	39-80	7.25%	TBD	1/25/2035	AA-/Aa3/AA-
M4	13,593,000	1 M LIBOR	4.51	39-80	5.90%	TBD	1/25/2035	A+/A1/A+
M5	9,565,000	1 M LIBOR	4.48	38-80	4.95%	TBD	1/25/2035	A/A2/A
M6	8,558,000	1 M LIBOR	4.48	38-80	4.10%	TBD	1/25/2035	A-/A3/A-
M7	8,055,000	1 M LIBOR	4.48	38-80	3.30%	TBD	1/25/2035	BBB+/Baa1/BBB+
M8	5,034,000	1 M LIBOR	4.46	37-80	2.80%	TBD	1/25/2035	BBB/Baa2/BBB
M9	9,565,000	1 M LIBOR	4.38	37-80	1.85%	TBD	1/25/2035	BBB-/Baa3/BBB-
B	13,593,000	1 M LIBOR	3.69	37-68	0.50%	TBD	1/25/2035	BB/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(1)	Window(1)	C/E (2)	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(3)	401,811,000	1 M LIBOR	0.93	1-20	16.35%	TBD	1/25/2035	AAA/Aaa/AAA
A2(3)	365,759,000	1 M LIBOR	3.00	20-75	16.35%	TBD	1/25/2035	AAA/Aaa/AAA
A3(3)	74,670,000	1 M LIBOR	9.14	75-189	16.35%	TBD	1/25/2035	AAA/Aaa/AAA
M1	47,826,000	1 M LIBOR	5.13	41-150	11.60%	TBD	1/25/2035	AA+/Aa1/AA+
M2	33,226,000	1 M LIBOR	5.00	40-137	8.30%	TBD	1/25/2035	AA/Aa2/AA
M3	10,572,000	1 M LIBOR	4.91	39-124	7.25%	TBD	1/25/2035	AA-/Aa3/AA-
M4	13,593,000	1 M LIBOR	4.87	39-118	5.90%	TBD	1/25/2035	A+/A1/A+
M5	9,565,000	1 M LIBOR	4.79	38-111	4.95%	TBD	1/25/2035	A/A2/A
M6	8,558,000	1 M LIBOR	4.73	38-104	4.10%	TBD	1/25/2035	A-/A3/A-
M7	8,055,000	1 M LIBOR	4.66	38-97	3.30%	TBD	1/25/2035	BBB+/Baa1/BBB+
M8	5,034,000	1 M LIBOR	4.55	37-89	2.80%	TBD	1/25/2035	BBB/Baa2/BBB
M9	9,565,000	1 M LIBOR	4.38	37-83	1.85%	TBD	1/25/2035	BBB-/Baa3/BBB-
B	13,593,000	1 M LIBOR	3.69	37-68	0.50%	TBD	1/25/2035	BB/NR/NR

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

(1)      The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan and gradually increasing to 20% CPR for month 12 and remains constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan and gradually increasing to 30% CPR in month 12, remains constant at 30% CPR until month 22, remains constant at 50% CPR in month 23 through 27 and remains constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(2)      Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(3)      The Class A1, A2 and A3 Certificates are the Senior Certificates.

Origination and Servicing

Wells Fargo Home Mortgage has originated all of the Mortgage Loans and will be the Servicer for the securitization.

Mortgage Insurance

Approximately 99.49% of the Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corp., PMI, United Guaranty, Republic Mortgage Insurance Corp. and Amerin Guaranty.  This coverage will generally reduce the LTV of the insured loans to 60%.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)                     All principal will be paid to the Class A1, A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero; and

2)                     All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.     On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)                     All principal will be allocated to the Class A1, A2 and A3 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)                     All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related Initial Enhancement Percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 32.70%, or (ii) the 37th distribution date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, A3, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on January 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)        To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)        To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement, to be paid in an amount proportionate to their loan balance;

(3)        To pay Current Interest and Carryforward Interest to the Class A1, Class A2 and Class A3 Certificates on a pro rata basis;

(4)        To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(5)    To pay the Credit Risk Manager Fee;

(6)        To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(7)        Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(8)         To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)        To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)      To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts; and

(11)      To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	2.00	31	166,052,000.00	4.00
2	973,082,000.00	2.00	32	155,244,000.00	4.00
3	945,161,000.00	2.00	33	146,419,000.00	4.00
4	918,042,000.00	2.00	34	139,196,000.00	4.00
5	891,699,000.00	2.00	35	132,328,000.00	4.00
6	866,113,000.00	2.00	36	125,798,000.00	4.00
7	841,259,000.00	2.00	37	119,590,000.00	4.25
8	817,118,000.00	2.00	38	113,689,000.00	4.25
9	793,669,000.00	2.00	39	108,079,000.00	4.25
10	770,892,000.00	2.00	40	102,745,000.00	4.25
11	748,767,000.00	2.00	41	97,674,000.00	4.25
12	727,276,000.00	2.00	42	92,852,000.00	4.25
13	706,401,000.00	2.00	43	88,268,000.00	4.25
14	686,123,000.00	2.00	44	83,910,000.00	4.25
15	666,427,000.00	2.00	45	79,766,000.00	4.25
16	647,294,000.00	2.00	46	75,826,000.00	4.25
17	628,709,000.00	2.00	47	72,082,000.00	4.25
18	610,655,000.00	2.00	48	68,521,000.00	4.25
19	593,118,000.00	2.00	49	65,135,000.00	4.25
20	576,084,000.00	2.00	50	61,917,000.00	4.25
21	559,536,000.00	2.00	51	58,857,000.00	4.25
22	543,462,000.00	2.00	52	55,948,000.00	4.25
23	527,847,000.00	2.00	53	53,183,000.00	4.25
24	500,547,000.00	2.00	54	50,553,000.00	4.25
25	326,570,000.00	4.00	55	48,054,000.00	4.25
26	278,614,000.00	4.00	56	45,678,000.00	4.25
27	243,466,000.00	4.00	57	43,419,000.00	4.25
28	216,744,000.00	4.00	58	41,271,000.00	4.25
29	195,907,000.00	4.00	59	39,230,000.00	4.25
30	179,363,000.00	4.00	60	37,289,000.00	4.25

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)        To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)        To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)        To the Class A1, A2 and A3 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)        To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extend not yet paid;

(5)        To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(6)        To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)        To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order;

(8)        To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(9)        To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)      All remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the amount, if any, by which (1) the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the balance for the immediately preceding Distribution Date exceeds (2) the proportionate share of any Net Swap Payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Credit Risk Manager

[•] will act as a credit risk manager (the “Credit Risk Manager”) on behalf of the Trust.  The Credit Risk Manager’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of the Credit Risk Manager’s monthly activities:

•      Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•      Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•      Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, and to the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services, on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, and A3 Certificates wll double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, and A3 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, and A3 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class f Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 48.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed levels set by the rating agencies.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Trigger Events (continued)

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	David Glehan	(212) 438-7324
Moody’s	Wen Zhang	(212) 553-7710
Fitch	Wen Hsu	(212) 908-0633

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-WF1
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	[TBD]
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in February 2005.
Cut-Off Date:	January 1, 2005.
Pricing Date:	Week of January 17, 2005
Closing Date:	January 28, 2005
Settlement Date:	January 28, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	January 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, M1, M2, M3, M4, M5, M6, M7, M8, M9 and B
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, and A3. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	The Class A1, A2, A3, M1, M2 and M3 Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.56	1.14	0.93	0.77	0.66
Window (mos)	1-37	1-25	1-20	1-17	1-15
Expected Final Mat.	2/25/2008	2/25/2007	9/25/2006	6/25/2006	4/25/2006

Class A2
Avg. Life (yrs)	6.24	4.19	3.00	2.15	1.75
Window (mos)	37-150	25-102	20-75	17-59	15-30
Expected Final Mat.	7/25/2017	7/25/2013	4/25/2011	12/25/2009	7/25/2007

Class A3
Avg. Life (yrs)	13.04	8.96	6.64	5.14	2.98
Window (mos)	150-157	102-108	75-80	59-62	30-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M1
Avg. Life (yrs)	8.54	5.81	4.64	4.38	4.16
Window (mos)	49-157	38-108	41-80	46-62	50-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M2
Avg. Life (yrs)	8.54	5.81	4.55	4.07	4.10
Window (mos)	49-157	37-108	40-80	42-62	47-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M3
Avg. Life (yrs)	8.54	5.80	4.51	3.96	3.87
Window (mos)	49-157	37-108	39-80	41-62	45-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M4
Avg. Life (yrs)	8.54	5.80	4.51	3.91	3.75
Window (mos)	49-157	37-108	39-80	40-62	43-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M5
Avg. Life (yrs)	8.54	5.80	4.48	3.87	3.65
Window (mos)	49-157	37-108	38-80	39-62	41-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

(1)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class M6
Avg. Life (yrs)	8.54	5.80	4.48	3.83	3.58
Window (mos)	49-157	37-108	38-80	39-62	40-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M7
Avg. Life (yrs)	8.54	5.80	4.48	3.82	3.53
Window (mos)	49-157	37-108	38-80	38-62	40-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M8
Avg. Life (yrs)	8.54	5.80	4.46	3.78	3.47
Window (mos)	49-157	37-108	37-80	38-62	39-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class M9
Avg. Life (yrs)	8.41	5.70	4.38	3.72	3.39
Window (mos)	49-157	37-108	37-80	38-62	38-50
Expected Final Mat.	2/25/2018	1/25/2014	9/25/2011	3/25/2010	3/25/2009

Class B
Avg. Life (yrs)	6.95	4.70	3.69	3.26	3.12
Window (mos)	49-136	37-93	37-68	37-53	37-42
Expected Final Mat.	5/25/2016	10/25/2012	9/25/2010	6/25/2009	7/25/2008

(1)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.03	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	4/25/2007	6/25/2006	1/25/2006

Class A2
Avg. Life (yrs)	4.61	2.81	1.76
Window (mos)	27-112	17-72	12-33
Expected Final Mat.	5/25/2014	1/25/2011	10/25/2007

Class A3
Avg. Life (yrs)	9.72	6.31	3.87
Window (mos)	112-117	72-76	33-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M1
Avg. Life (yrs)	6.34	4.54	4.41
Window (mos)	37-117	42-76	49-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M2
Avg. Life (yrs)	6.34	4.43	4.00
Window (mos)	37-117	40-76	44-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M3
Avg. Life (yrs)	6.34	4.40	3.82
Window (mos)	37-117	39-76	43-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M4
Avg. Life (yrs)	6.34	4.37	3.74
Window (mos)	37-117	39-76	41-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M5
Avg. Life (yrs)	6.34	4.36	3.68
Window (mos)	37-117	38-76	40-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M6
Avg. Life (yrs)	6.34	4.34	3.64
Window (mos)	37-117	38-76	40-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M7
Avg. Life (yrs)	6.34	4.34	3.59
Window (mos)	37-117	38-76	39-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M8
Avg. Life (yrs)	6.34	4.34	3.58
Window (mos)	37-117	37-76	38-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class M9
Avg. Life (yrs)	6.25	4.24	3.48
Window (mos)	37-117	37-76	38-54
Expected Final Mat.	10/25/2014	5/25/2011	7/25/2009

Class B
Avg. Life (yrs)	5.15	3.61	3.16
Window (mos)	37-102	37-66	37-46
Expected Final Mat.	7/25/2013	7/25/2010	11/25/2008

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.56	1.14	0.93	0.77	0.66
Window (mos)	1-37	1-25	1-20	1-17	1-15
Expected Final Mat.	2/25/2008	2/25/2007	9/25/2006	6/25/2006	4/25/2006

Class A2
Avg. Life (yrs)	6.24	4.19	3.00	2.15	1.75
Window (mos)	37-150	25-102	20-75	17-59	15-30
Expected Final Mat.	7/25/2017	7/25/2013	4/25/2011	12/25/2009	7/25/2007

Class A3
Avg. Life (yrs)	16.86	12.08	9.14	7.19	3.76
Window (mos)	150-311	102-244	75-189	59-157	30-129
Expected Final Mat.	12/25/2030	5/25/2025	10/25/2020	2/25/2018	10/25/2015

Class M1
Avg. Life (yrs)	9.31	6.42	5.13	4.77	5.80
Window (mos)	49-263	38-191	41-150	46-119	55-97
Expected Final Mat.	12/25/2026	12/25/2020	7/25/2017	12/25/2014	2/25/2013

Class M2
Avg. Life (yrs)	9.24	6.38	5.00	4.43	4.47
Window (mos)	49-244	37-177	40-137	42-108	47-88
Expected Final Mat.	5/25/2025	10/25/2019	6/25/2016	1/25/2014	5/25/2012

Class M3
Avg. Life (yrs)	9.17	6.32	4.91	4.28	4.13
Window (mos)	49-225	37-164	39-124	41-97	45-79
Expected Final Mat.	10/25/2023	9/25/2018	5/25/2015	2/25/2013	8/25/2011

Class M4
Avg. Life (yrs)	9.11	6.27	4.87	4.20	3.98
Window (mos)	49-217	37-157	39-118	40-93	43-75
Expected Final Mat.	2/25/2023	2/25/2018	11/25/2014	10/25/2012	4/25/2011

Class M5
Avg. Life (yrs)	9.03	6.21	4.79	4.12	3.85
Window (mos)	49-205	37-148	38-111	39-87	41-70
Expected Final Mat.	2/25/2022	5/25/2017	4/25/2014	4/25/2012	11/25/2010

(1)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class M6
Avg. Life (yrs)	8.94	6.14	4.73	4.03	3.74
Window (mos)	49-194	37-139	38-104	39-81	40-65
Expected Final Mat.	3/25/2021	8/25/2016	9/25/2013	10/25/2011	6/25/2010

Class M7
Avg. Life (yrs)	8.83	6.04	4.66	3.96	3.63
Window (mos)	49-182	37-130	38-97	38-76	40-61
Expected Final Mat.	3/25/2020	11/25/2015	2/25/2013	5/25/2011	2/25/2010

Class M8
Avg. Life (yrs)	8.71	5.92	4.55	3.86	3.52
Window (mos)	49-173	37-120	37-89	38-69	39-55
Expected Final Mat.	6/25/2019	1/25/2015	6/25/2012	10/25/2010	8/25/2009

Class M9
Avg. Life (yrs)	8.42	5.71	4.38	3.73	3.39
Window (mos)	49-163	37-112	37-83	38-65	38-52
Expected Final Mat.	8/25/2018	5/25/2014	12/25/2011	6/25/2010	5/25/2009

Class B
Avg. Life (yrs)	6.95	4.70	3.69	3.26	3.12
Window (mos)	49-136	37-93	37-68	37-53	37-42
Expected Final Mat.	5/25/2016	10/25/2012	9/25/2010	6/25/2009	7/25/2008

(1)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.03	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	4/25/2007	6/25/2006	1/25/2006

Class A2
Avg. Life (yrs)	4.61	2.81	1.76
Window (mos)	27-112	17-72	12-33
Expected Final Mat.	5/25/2014	1/25/2011	10/25/2007

Class A3
Avg. Life (yrs)	12.89	8.45	5.30
Window (mos)	112-250	72-169	33-121
Expected Final Mat.	11/25/2025	2/25/2019	2/25/2015

Class M1
Avg. Life (yrs)	6.97	4.96	4.85
Window (mos)	37-203	42-135	49-96
Expected Final Mat.	12/25/2021	4/25/2016	1/25/2013

Class M2
Avg. Life (yrs)	6.92	4.82	4.28
Window (mos)	37-187	40-124	44-88
Expected Final Mat.	8/25/2020	5/25/2015	5/25/2012

Class M3
Avg. Life (yrs)	6.87	4.75	4.07
Window (mos)	37-173	39-113	43-81
Expected Final Mat.	6/25/2019	6/25/2014	10/25/2011

Class M4
Avg. Life (yrs)	6.83	4.68	3.97
Window (mos)	37-167	39-109	41-78
Expected Final Mat.	12/25/2018	2/25/2014	7/25/2011

Class M5
Avg. Life (yrs)	6.76	4.63	3.87
Window (mos)	37-157	38-103	40-73
Expected Final Mat.	2/25/2018	8/25/2013	2/25/2011

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M6
Avg. Life (yrs)	6.69	4.56	3.80
Window (mos)	37-149	38-97	40-69
Expected Final Mat.	6/25/2017	2/25/2013	10/25/2010

Class M7
Avg. Life (yrs)	6.59	4.50	3.70
Window (mos)	37-140	38-91	39-65
Expected Final Mat.	9/25/2016	8/25/2012	6/25/2010

Class M8
Avg. Life (yrs)	6.48	4.42	3.64
Window (mos)	37-130	37-84	38-60
Expected Final Mat.	11/25/2015	1/25/2012	1/25/2010

Class M9
Avg. Life (yrs)	6.26	4.25	3.49
Window (mos)	37-122	37-79	38-56
Expected Final Mat.	3/25/2015	8/25/2011	9/25/2009

Class B
Avg. Life (yrs)	5.15	3.61	3.16
Window (mos)	37-102	37-66	37-46
Expected Final Mat.	7/25/2013	7/25/2010	11/25/2008

Available Funds Cap Schedule* (1) (2)

               *The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	6.09583	31	14.54620
2	25.58871	32	14.31057
3	22.83860	33	15.34487
4	23.35939	34	14.71608
5	22.41352	35	15.07028
6	23.00334	36	14.45404
7	22.14911	37	14.24298
8	22.07729	38	15.09194
9	22.78184	39	14.58182
10	22.02458	40	14.93869
11	22.73534	41	14.33348
12	21.97905	42	14.68555
13	21.95591	43	14.09184
14	24.28239	44	13.97351
15	21.90881	45	14.36096
16	22.61435	46	13.78225
17	21.86063	47	14.12410
18	22.56398	48	13.55618
19	21.81132	49	13.44539
20	22.07761	50	14.76505
21	25.06017	51	13.26377
22	24.51409	52	13.59582
23	25.60162	53	13.05222
24	24.63090	54	13.38016
25	17.90730	55	12.84638
26	18.48225	56	12.74560
27	16.42260	57	13.06774
28	16.28242	58	12.54812
29	15.24715	59	12.86653
30	15.34743	60	12.35611

(1)     Based on one-month LIBOR, six-month LIBOR, and one-year CMT of 20% for each period.

(2)     Assumes 100% of the Prepayment Assumption as defined on page 2.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	3.49%	31	2.90%
2	3.62%	32	2.87%
3	3.08%	33	3.17%
4	3.06%	34	2.97%
5	2.83%	35	3.09%
6	2.82%	36	2.89%
7	2.61%	37	2.85%
8	2.51%	38	3.19%
9	2.57%	39	2.94%
10	2.35%	40	3.08%
11	2.39%	41	2.90%
12	2.17%	42	3.03%
13	2.14%	43	2.85%
14	2.49%	44	2.82%
15	2.03%	45	3.03%
16	2.13%	46	2.84%
17	1.94%	47	2.97%
18	2.06%	48	2.78%
19	1.89%	49	2.75%
20	1.85%	50	3.21%
21	3.41%	51	2.76%
22	3.23%	52	2.89%
23	3.32%	53	2.70%
24	3.05%	54	2.83%
25	3.04%	55	2.64%
26	3.45%	56	2.61%
27	3.06%	57	2.81%
28	3.17%	58	2.62%
29	2.98%	59	2.77%
30	3.10%	60	2.57%

(1)        Based on gradually increasing one-month LIBOR, six-month LIBOR, and one-year CMT.

(2)        Assumes 100% of the Prepayment Assumption as defined on page 2.

(3)        Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SASCO 2005-WF1 Collateral Summary

Total Number of Loans	6,561
Total Outstanding Loan Balance	$1,006,861,446
Average Loan Principal Balance	$153,462
Fixed Rate	25.3%
Adjustable Rate	74.7%
Prepayment Penalty	64.0%
Weighted Average Coupon	6.8%
Weighted Average Margin	5.1%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%
Weighted Average Maximum Rate	12.9%
Weighted Average Floor	6.9%
Weighted Average Original Term (mo.)	349
Weighted Average Remaining Term (mo.)	346
Weighted Average Loan Age (mo.)	4
Weighted Average Combined LTV	79.1%
Weighted Average Full Combined LTV	79.8%
% of Loans with Junior Liens	4.9%
Non-Zero Weighted Average FICO	612
Non-Zero Weighted Average DTI	29.6%
% IO Loans	0.0%
Product Type	
2/28 ARM (Libor)	69.7%
Fixed Rate	21.8%
3/27 ARM (Libor)	5.0%
Balloon	3.5%
1 Year ARM (CMT)	0.0%
Documentation Type	
Full	94.2%
Other	5.8%

Primary Mortgage Insurance Coverage	
Yes	42.9%
No	57.1%
Primary Mortgage Insurance Coverage	
(First Lien Loans with LTV > 80%)	
Yes	99.5%
No	0.5%
Lien Position	
First	100.0%
Loan Purpose	
Cash Out Refinance	74.3%
Purchase	17.4%
Rate/Term Refinance	8.3%
Geographic Distribution	
(Other states account individually for less than 3% of the Cut-off Date principal balance)	
CA	13.3%
NJ	10.8%
MD	7.7%
FL	7.3%
NY	7.2%
IL	5.5%
WI	4.9%
VA	4.4%
Occupancy Status	
Primary Home	97.9%
Investment	1.6%
Second Home	0.5%

Collateral information is as of the Cut-off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	4,590	$701,596,774.94	69.68%	6.901%	100.00%	599	81.61%	94.40%	50.11%
3/27 ARM (Libor)	304	50,398,688.69	5.01	6.519	100.00	615	80.53	93.91	49.21
1 Year ARM (CMT)	2	251,189.09	0.02	6.783	100.00	572	73.33	100.00	0.00
Balloon	174	35,350,480.64	3.51	6.245	0.00	654	73.18	90.98	23.71
Fixed Rate	1,491	219,264,312.60	21.78	6.631	0.00	648	71.48	93.92	21.31

Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	614	$23,244,536.88	2.31%	7.863%	59.12%	590	73.23%	98.28%	31.22%
50,000.01 - 100,000.00	1,589	121,992,092.76	12.12	7.452	75.21	599	79.46	97.34	45.58
100,000.01 - 150,000.00	1,554	192,829,386.18	19.15	7.119	79.20	604	80.65	95.77	48.41
150,000.01 - 200,000.00	1,175	203,807,676.82	20.24	6.848	79.11	604	79.60	94.97	44.12
200,000.01 - 250,000.00	707	158,373,170.05	15.73	6.597	77.40	614	79.43	92.71	43.52
250,000.01 - 300,000.00	400	109,054,745.41	10.83	6.459	73.97	619	78.66	94.24	41.98
300,000.01 - 350,000.00	228	73,426,261.79	7.29	6.452	73.24	621	78.61	90.69	40.21
350,000.01 - 400,000.00	182	68,754,836.87	6.83	6.041	54.94	653	75.76	93.23	33.07
400,000.01 - 450,000.00	43	18,261,225.56	1.81	6.461	70.07	622	81.58	92.68	53.79
450,000.01 - 500,000.00	25	11,876,462.66	1.18	6.266	80.24	626	77.71	84.23	35.95
500,000.01 - 550,000.00	22	11,539,059.74	1.15	6.172	72.22	643	77.64	86.42	26.99
550,000.01 - 600,000.00	14	8,160,455.55	0.81	6.202	56.69	639	74.19	92.72	7.19
600,000.01 - 650,000.00	4	2,473,932.55	0.25	6.173	49.36	652	74.48	75.62	24.87
>= 650,000.01	4	3,067,603.14	0.30	6.080	49.14	632	60.81	49.46	0.00
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	4,748	$748,591,746.72	74.35%	6.768%	74.23%	606	77.15%	94.07%	36.83%
Purchase	1,268	175,039,297.66	17.38	7.029	82.25	631	87.79	94.75	67.03
Rate/Term Refinance	545	83,230,401.58	8.27	6.605	63.19	629	77.80	93.66	46.26
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	6,348	$985,632,448.80	97.89%	6.799%	74.75%	612	79.21%	94.32%	43.59%
Investment	189	16,510,079.02	1.64	7.021	72.26	627	69.75	95.06	3.10
Second Home	24	4,718,918.14	0.47	6.228	76.02	663	78.64	55.64	28.36
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	423	$56,017,798.84	5.56%	6.447%	0.00%	645	71.15%	91.36%	19.73%
181 - 240	33	3,589,894.76	0.36	6.583	0.00	646	67.88	100.00	17.61
241 - 360	6,105	947,253,752.36	94.08	6.822	79.41	610	79.56	94.29	44.32
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	423	$56,017,798.84	5.56%	6.447%	0.00%	645	71.15%	91.36%	19.73%
181 - 240	33	3,589,894.76	0.36	6.583	0.00	646	67.88	100.00	17.61
241 - 360	6,105	947,253,752.36	94.08	6.822	79.41	610	79.56	94.29	44.32
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	510	$134,175,089.73	13.33%	6.018%	54.78%	646	71.12%	93.47%	20.97%
NJ	541	108,531,880.08	10.78	6.657	72.96	608	76.40	94.30	33.91
MD	411	77,898,185.61	7.74	6.727	80.61	602	79.57	96.86	43.99
FL	490	73,160,871.23	7.27	6.965	64.88	612	80.30	90.67	46.78
NY	334	72,443,582.35	7.19	6.544	54.31	623	74.14	94.60	27.30
IL	383	55,249,091.86	5.49	6.973	88.62	605	82.76	95.43	55.75
WI	435	49,725,727.19	4.94	7.169	94.23	616	82.32	96.90	49.93
VA	261	43,935,215.42	4.36	6.759	83.07	603	79.17	96.36	42.08
PA	270	28,034,829.59	2.78	6.963	71.04	603	80.87	89.24	47.30
OH	257	27,247,737.77	2.71	7.096	84.42	601	83.73	96.80	57.17
Other	2,669	336,459,235.13	33.42	7.079	81.65	604	82.10	93.70	52.11
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
< = 60.00%	620	$86,933,908.49	8.63%	6.225%	43.15%	639	49.29%	92.94%	0.00%
60.01 - 70.00%	806	130,267,362.28	12.94	6.432	58.94	612	66.45	91.45	0.00
70.01 – 80.00%	2,268	355,948,861.73	35.35	6.712	72.95	603	77.77	94.95	0.00
80.01 – 85.00%
With MI:	840	132,835,900.13	13.19	6.869	81.37	603	84.40	93.73	100.00
Without MI:	3	780,487.03	0.08	7.192	100.00	694	84.60	100.00	0.00
85.01 – 90.00%
With MI:	1,232	189,139,742.13	18.79	7.126	87.75	611	89.63	91.91	100.00
90.01 – 95.00%
With MI:	459	64,562,356.40	6.41	7.296	92.46	634	94.72	100.00	100.00
Without MI:	9	1,427,241.84	0.14	7.745	78.32	606	94.46	100.00	0.00
95.01 – 100.00%
With MI:	324	44,965,585.93	4.47	7.351	94.84	642	99.93	100.00	100.00
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
< = 60.00%	620	$86,933,908.49	8.63%	6.225%	43.15%	639	49.29%	92.94%	0.00%
60.01 - 70.00%	1,130	175,232,948.21	17.40	6.668	68.15	620	75.04	93.65	25.66
70.01 – 80.00%	4,799	742,486,860.39	73.74	6.896	79.92	608	83.45	94.40	52.06
80.01 – 85.00%	3	780,487.03	0.08	7.192	100.00	694	84.60	100.00	0.00
90.01 – 95.00%	9	1,427,241.84	0.14	7.745	78.32	606	94.46	100.00	0.00
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
< = 60.00%	602	$81,257,430.12	8.07%	6.289%	45.28%	633	49.17%	92.93%	0.00%
60.01 - 70.00%	794	128,846,998.22	12.80	6.436	59.00	612	66.15	91.36	0.00
70.01 – 80.00%	2,095	326,902,856.86	32.47	6.764	73.29	598	77.41	95.22	0.00
80.01 – 85.00%
With MI:	819	129,901,563.35	12.90	6.852	81.19	603	84.41	93.73	100.00
Without MI:	21	4,584,736.73	0.46	6.289	46.89	656	74.07	100.00	0.00
85.01 – 90.00%
With MI:	1,208	186,811,437.29	18.55	7.129	87.70	611	89.60	91.94	100.00
Without MI:	29	7,016,059.37	0.70	6.193	45.51	659	73.62	92.44	0.00
90.01 – 95.00%
With MI:	500	69,159,460.37	6.87	7.296	92.51	632	94.24	99.36	100.00
Without MI:	29	5,415,542.84	0.54	6.269	55.27	653	82.59	84.29	0.00
95.01 – 100.00%
With MI:	328	45,631,123.58	4.53	7.348	94.47	642	99.72	100.00	100.00
Without MI:	136	21,334,237.23	2.12	5.953	70.87	670	79.38	93.54	0.00
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

*Includes all liens on the mortgaged property.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	44	$2,880,325.91	0.29%	8.317%	85.24%	0	66.23%	97.79%	14.82%
489 - 499	2	197,097.24	0.02	7.558	66.57	493	83.31	100.00	66.57
500 - 520	165	17,794,029.97	1.77	9.081	94.67	512	70.60	100.00	0.59
521 - 540	423	54,020,733.37	5.37	8.330	95.07	531	73.64	96.62	10.20
541 - 560	621	82,926,591.51	8.24	7.253	87.26	551	74.01	96.80	13.85
561 - 580	1,116	172,517,306.12	17.13	6.867	83.59	570	78.92	94.54	46.19
581 - 600	1,020	147,196,224.42	14.62	6.923	83.16	590	81.36	94.75	54.88
601 - 620	911	141,237,257.30	14.03	6.779	79.19	610	82.69	94.03	54.67
621 - 640	730	113,089,780.29	11.23	6.641	74.83	630	82.52	94.18	56.45
641 - 660	609	98,523,017.39	9.79	6.553	70.72	650	83.67	89.26	59.50
661 - 680	355	62,268,094.81	6.18	6.212	58.92	671	79.84	93.00	40.91
681 - 700	192	36,672,614.15	3.64	6.072	49.52	689	77.19	93.02	33.79
701 - 720	112	20,767,629.35	2.06	5.953	38.28	710	76.10	89.67	33.66
721 - 740	86	19,152,398.93	1.90	5.736	33.02	730	74.38	93.87	25.25
741 - 760	76	14,931,583.67	1.48	5.585	22.27	751	66.75	95.97	13.87
761 - 780	56	13,437,733.21	1.33	5.459	14.53	770	61.57	97.96	5.37
>= 781	43	9,249,028.32	0.92	5.491	20.98	792	58.25	94.69	13.17
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	5,985	$904,360,244.31	89.82%	6.824%	75.24%	611	79.30%	94.19%	43.92%
2-4 Family	269	47,789,741.77	4.75	6.667	70.13	618	76.74	93.66	34.25
Condo	236	37,837,962.40	3.76	6.591	74.73	626	78.67	92.45	37.48
PUD	70	16,795,108.92	1.67	6.342	59.00	641	73.14	97.49	22.56
Manufactured Housing	1	78,388.56	0.01	5.875	100.00	642	74.11	100.00	0.00
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$272,513,108.81	$11,508,755.84	$416,431,309.40	$1,143,600.89	$0.00	$0.00	$701,596,774.94
Fixed Rate	60,719,217.61	32,567,157.84	2,463,894.90	123,514,042.25	0.00	0.00	219,264,312.60
3/27 ARM (Libor)	19,493,232.49	269,076.76	1,589,896.44	29,046,483.00	0.00	0.00	50,398,688.69
Balloon	9,744,406.67	211,527.15	0.00	25,394,546.82	0.00	0.00	35,350,480.64
1 Year ARM (CMT)	251,189.09	0.00	0.00	0.00	0.00	0.00	251,189.09
Total:	$362,721,154.67	$44,556,517.59	$420,485,100.74	$179,098,672.96	$0.00	$0.00	$1,006,861,445.96

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	38.84%	1.64%	59.35%	0.16%	0.00%	0.00%	69.68%
Fixed Rate	27.69	14.85	1.12	56.33	0.00	0.00	21.78
3/27 ARM (Libor)	38.68	0.53	3.15	57.63	0.00	0.00	5.01
Balloon	27.57	0.60	0.00	71.84	0.00	0.00	3.51
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
Total:	36.02%	4.43%	41.76%	17.79%	0.00%	0.00%	100.00%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mos. Int. Amt. Prepaid > 20% Orig. Bal.	2,899	$467,269,604.75	46.41%	6.671%	69.25%	618	78.02%	93.81%	40.95%
None	2,313	362,721,154.67	36.02	6.879	80.57	609	79.62	94.19	43.11
2% of UPB	402	65,103,900.42	6.47	6.759	85.01	604	79.74	93.79	41.04
2% Mos. Int. Amt. Prepaid > 20% Orig. Bal.	262	32,758,559.47	3.25	7.157	71.10	609	81.64	94.80	52.11
1% of UPB	250	28,786,179.81	2.86	7.203	76.45	605	82.74	95.19	57.90
Other	435	50,222,046.84	4.99	7.013	71.22	601	79.89	96.56	46.47
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,264	$947,970,826.36	94.15%	6.818%	74.88%	612	79.19%	100.00%	43.02%
Stated	280	55,975,441.08	5.56	6.482	71.69	623	77.36	0.00	41.68
No Documentation	17	2,915,178.52	0.29	6.948	76.82	619	67.12	0.00	10.75
Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	368	$72,302,873.12	9.61%	5.253%	100.00%	630	73.59%	92.90%	12.79%
5.501 - 6.000	582	112,347,201.07	14.93	5.833	100.00	616	77.26	91.66	30.07
6.001 - 6.500	738	131,141,194.88	17.43	6.321	100.00	611	81.30	91.41	50.00
6.501 - 7.000	930	149,385,014.29	19.86	6.803	100.00	604	84.15	95.10	65.03
7.001 - 7.500	707	98,530,902.53	13.10	7.311	100.00	597	85.83	96.27	71.50
7.501 - 8.000	674	88,726,475.91	11.79	7.800	100.00	587	86.34	96.59	70.89
8.001 - 8.500	359	43,211,814.22	5.74	8.308	100.00	568	82.62	95.79	48.31
8.501 - 9.000	267	29,059,582.12	3.86	8.793	100.00	553	79.42	98.70	36.84
9.001 - 9.500	139	14,412,435.48	1.92	9.307	100.00	541	75.61	98.47	17.91
9.501 - 10.000	94	9,454,760.99	1.26	9.791	100.00	531	76.14	98.16	22.11
10.001 - 10.500	31	2,958,443.10	0.39	10.230	100.00	553	80.39	100.00	31.88
10.501 - 11.000	7	715,955.01	0.10	10.805	100.00	520	79.29	100.00	16.52
Subtotal (ARM Loans):	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%

Fixed Rate Loans:
<= 5.500	163	$46,613,456.00	18.31%	5.180%	0.00%	731	58.83%	94.81%	1.20%
5.501 - 6.000	183	39,426,600.65	15.48	5.855	0.00	679	68.03	90.51	4.40
6.001 - 6.500	275	47,637,367.07	18.71	6.342	0.00	639	72.71	94.04	11.08
6.501 - 7.000	334	52,272,623.35	20.53	6.814	0.00	623	74.67	93.05	26.60
7.001 - 7.500	242	27,371,852.39	10.75	7.333	0.00	612	76.57	93.12	37.84
7.501 - 8.000	194	19,876,806.86	7.81	7.817	0.00	604	80.82	95.07	54.36
8.001 - 8.500	103	9,964,009.66	3.91	8.333	0.00	598	84.54	96.28	64.67
8.501 - 9.000	88	6,730,784.87	2.64	8.782	0.00	588	84.03	93.12	65.89
9.001 - 9.500	41	2,397,880.58	0.94	9.310	0.00	569	79.82	92.14	42.51
9.501 - 10.000	22	1,390,381.46	0.55	9.767	0.00	557	73.24	100.00	21.47
10.001 - 10.500	10	507,882.36	0.20	10.291	0.00	527	73.56	100.00	36.75
10.501 - 11.000	7	275,482.76	0.11	10.833	0.00	517	61.83	100.00	9.21
>= 11.001	3	149,665.23	0.06	11.596	0.00	539	77.41	100.00	38.54
Subtotal (Fixed Rate):	1,665	$254,614,793.24	100.00%	6.577%	0.00%	649	71.72%	93.51%	21.64%

Total:	6,561	$1,006,861,445.96	100.00%	6.800%	74.71%	612	79.05%	94.15%	42.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	169	$29,755,090.16	3.96%	5.605%	100.00%	631	70.50%	90.06%	5.87%
3.001 - 3.500	307	56,354,841.89	7.49	5.789	100.00	621	75.35	89.80	19.80
3.501 - 4.000	528	91,526,830.69	12.17	6.112	100.00	610	78.78	92.97	38.20
4.001 - 4.500	720	124,504,375.01	16.55	6.447	100.00	613	84.00	91.96	65.17
4.501 - 5.000	734	121,075,290.20	16.10	6.752	100.00	603	84.03	92.90	63.54
5.001 - 5.500	623	90,948,805.08	12.09	7.098	100.00	595	85.10	95.95	61.38
5.501 - 6.000	512	73,801,815.17	9.81	7.285	100.00	593	82.20	96.46	52.78
6.001 - 6.500	418	57,567,127.82	7.65	7.532	100.00	585	81.26	98.19	44.57
6.501 - 7.000	383	48,256,047.67	6.41	7.909	100.00	577	81.03	98.01	44.65
7.001 - 7.500	210	24,761,656.33	3.29	8.348	100.00	572	82.21	99.60	47.15
7.501 - 8.000	145	17,773,524.07	2.36	8.423	100.00	570	82.78	98.74	59.58
8.001 - 8.500	59	7,205,640.46	0.96	8.676	100.00	565	78.76	100.00	45.64
8.501 - 9.000	50	4,484,522.19	0.60	9.029	100.00	565	79.49	100.00	45.19
9.001 - 9.500	19	2,074,168.66	0.28	9.677	100.00	537	72.94	100.00	17.13
9.501 - 10.000	14	1,551,571.65	0.21	9.741	100.00	536	78.20	100.00	34.48
>= 10.001	5	605,345.67	0.08	10.590	100.00	518	79.44	100.00	0.00
Total:	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
2.000	2	$251,189.09	0.03%	6.783%	100.00%	572	73.33%	100.00%	0.00%
3.000	4,894	751,995,463.63	99.97	6.875	100.00	600	81.54	94.37	50.05
Total:	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4,826	$741,617,047.20	98.59%	6.875%	100.00%	600	81.54%	94.30%	49.93%
1.500	6	1,498,312.74	0.20	6.455	100.00	627	84.98	100.00	45.77
2.000	4	603,539.76	0.08	6.729	100.00	621	82.23	100.00	58.38
3.000	59	8,415,999.22	1.12	6.987	100.00	607	80.38	98.82	58.87
3.500	1	111,753.80	0.01	6.450	100.00	616	85.00	100.00	100.00
Total:	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$353,460.24	0.05%	4.000%	100.00%	616	55.91%	100.00%	0.00%
10.001 - 10.500	1	260,313.73	0.03	4.500	100.00	757	72.69	100.00	0.00
10.501 - 11.000	81	15,721,879.73	2.09	4.880	100.00	638	70.51	90.06	5.71
11.001 - 11.500	278	54,522,539.17	7.25	5.370	100.00	626	74.30	93.45	13.56
11.501 - 12.000	565	109,355,811.06	14.54	5.833	100.00	616	77.26	91.74	30.17
12.001 - 12.500	734	130,991,756.02	17.41	6.312	100.00	611	81.31	91.40	50.29
12.501 - 13.000	912	146,879,218.30	19.53	6.782	100.00	603	84.04	94.79	64.58
13.001 - 13.500	695	96,794,384.99	12.87	7.294	100.00	597	85.89	96.21	71.01
13.501 - 14.000	685	91,423,195.68	12.15	7.741	100.00	589	86.20	96.69	70.07
14.001 - 14.500	378	46,089,577.87	6.13	8.237	100.00	572	82.63	96.06	49.65
14.501 - 15.000	289	31,590,166.55	4.20	8.697	100.00	557	79.78	98.81	39.50
15.001 - 15.500	142	14,776,202.47	1.96	9.277	100.00	541	75.85	98.51	19.25
15.501 - 16.000	97	9,813,748.80	1.30	9.757	100.00	533	76.68	98.23	23.64
16.001 - 16.500	31	2,958,443.10	0.39	10.230	100.00	553	80.39	100.00	31.88
16.501 - 17.000	6	621,592.40	0.08	10.779	100.00	521	79.94	100.00	19.03
17.501 - 18.000	1	94,362.61	0.01	10.975	100.00	518	75.00	100.00	0.00
Total:	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date.
Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	357	$70,919,830.93	9.43%	5.252%	100.00%	630	73.40%	92.76%	12.05%
5.501 - 6.000	572	111,543,192.23	14.83	5.828	100.00	616	77.33	91.60	30.49
6.001 - 6.500	742	131,351,805.21	17.46	6.311	100.00	611	81.18	91.43	49.50
6.501 - 7.000	926	149,066,262.03	19.82	6.800	100.00	604	84.14	95.09	64.80
7.001 - 7.500	706	98,228,080.27	13.06	7.301	100.00	597	85.86	96.26	71.57
7.501 - 8.000	683	89,818,661.54	11.94	7.787	100.00	587	86.35	96.63	70.77
8.001 - 8.500	365	44,128,134.58	5.87	8.286	100.00	569	82.66	95.88	48.85
8.501 - 9.000	270	29,081,180.14	3.87	8.763	100.00	554	79.55	98.70	38.04
9.001 - 9.500	140	14,558,687.93	1.94	9.301	100.00	541	75.60	98.48	17.73
9.501 - 10.000	97	9,876,419.75	1.31	9.760	100.00	531	76.08	98.24	21.17
10.001 - 10.500	31	2,958,443.10	0.39	10.230	100.00	553	80.39	100.00	31.88
10.501 - 11.000	7	715,955.01	0.10	10.805	100.00	520	79.29	100.00	16.52
Total:	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$1,444,519.41	0.19%	6.930%	100.00%	613	83.94%	66.86%	59.38%
13 - 24	4,583	700,674,258.87	93.14	6.900	100.00	599	81.58	94.46	50.06
25 - 36	303	50,127,874.44	6.66	6.527	100.00	614	80.78	93.88	49.47
Total:	4,896	$752,246,652.72	100.00%	6.875%	100.00%	600	81.53%	94.37%	50.04%